EXHIBIT 32.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of United Financial Mortgage Corp. (the "Company") on Form 10-QSB for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on September 15, 2003, (the "Report"), I, Robert L. Hiatt, Executive Vice-President and Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.
 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2)  The information contained  in the Report  fairly presents, in  all
           material  respects,  the  financial   condition  and  results   of
           operations of the Company.



 Date: September 15, 2003    /s/ Robert L. Hiatt
                             ---------------------
                             Robert L. Hiatt
                             Executive Vice President and
                             Principal Financial Officer





 A signed original of this written statement required by Section 906 has been provided to United Financial Mortgage Corp. and will be retained by United Financial Mortgage Corp. and furnished to the Securities and Exchange Commission or its staff upon request.